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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: DECEMBER 27, 1999
                        (Date of earliest event reported)




                                 GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


            1255 Corporate Drive, SVC04C08, Irving, Texas                                    75038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)

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         Registrant's telephone number, including area code 972-507-5000


                        (Former name or former address,
                         if changed since last report)

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                                 GTE CORPORATION

                                    FORM 8-K


Item 5.  Other Events


A Form 6-K dated December 21, 1999, filed by Vodafone Airtouch Plc ("Vodafone") with the Securities and Exchange Commission, contained the following financial statements of GTE Wireless Incorporated and land-based wireless subsidiaries, which are filed as an exhibit hereto:

     audited financial statements for GTE Wireless Incorporated and land-based wireless subsidiaries at and for the years ended December 31, 1996, 1997 and 1998, together with a report from Arthur Andersen LLP, and unaudited financial statements at and for the nine months ended September 30, 1999 and for the nine months ended September 30, 1998.

The audited financial statements for GTE Wireless Incorporated and land-based wireless subsidiaries at and for the years ended December 31, 1996, 1997 and 1998, together with an unaudited reconciliation from U.S. GAAP to Vodafone's accounting policies under U.K. GAAP, were also contained in a Listing Particulars filed by Vodafone with the London Stock Exchange on December 20, 1999.




Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  23       Consent of Independent Accountants

                  99 Audited financial statements for GTE Wireless Incorporated and land-based wireless subsidiaries at and for the years ended December 31, 1996, 1997 and 1998, together with a report from Arthur Andersen LLP, and unaudited financial statements at and for the nine months ended September 30, 1999 and for the nine months ended September 30, 1998.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  GTE Corporation
                                      ------------------------------------------
                                                    (Registrant)


Date:    December 27, 1999                       /s/ Paul R. Shuell
       ----------------------         ------------------------------------------
                                                     Paul R. Shuell

                                             Vice President and Controller



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                                  EXHIBIT INDEX

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
Exhibit
Number       Description
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
23            Consent of Independent Accountants

99 Audited financial statements for GTE Wireless Incorporated and land-based wireless subsidiaries at and for the years ended December 31, 1996, 1997 and 1998, together with a report from Arthur Andersen LLP, and unaudited financial statements at and for the nine months ended September 30, 1999 and for the nine months ended September 30, 1998.
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